UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2005

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2005, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the third quarter and nine months ended September 30, 2005. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on October 25, 2005, the Company will hold a teleconference for analysts and media to discuss results for the third quarter and nine months ended September 30, 2005. The teleconference will be webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes net income and related per share amounts excluding certain special items. Net income excluding special items is a financial measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). The Company has reported net income excluding special items because management believes that this financial measure is more reflective of the Company’s performance as it presents investors with information about the impact of certain non-recurring items on the Company, and, in doing so, improves transparency to investors and enhances period-to-period comparability of financial performance. Net income excluding special items should not be considered as an alternative to net income determined in accordance with GAAP. The Company has included in the press release a reconciliation of net income excluding special items, a non-GAAP financial measure, to net income, the most directly comparable financial measure calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press release, dated October 25, 2005, issued by the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005

ALBEMARLE CORPORATION

By:	/s/ LUTHER C. KISSAM, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, dated October 25, 2005, issued by the Company.

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